                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                 June 21, 2001
                   Date of Report (Date of earliest reported)

                       Sixth Business Service Group, Inc.
             (Exact name of registrant as specified in its chapter)

                                    000-2564
                                  (Commission
                                  File Number)

           Delaware                                      59-3651768
(State or other jurisdiction                            (IRS Employer
       of incorporation)                             Identification No.)

                      2503 W. Gardner Ct., Tampa, FL 33611
                     Address of Principle Executive Offices:

                                 (813) 831-9348
               Registrant's telephone number, including area code:

                       Sixth Business Service Group, Inc.
          (Former name or former address, if changed since last report)

                                       1

Item 5. Other Events and Regulation FD Disclosure.

On June 20, 2001, Sixth Business Service Group, Inc., a Delaware corporation, acquired by merger solely for the purpose of reincorporation in Delaware Sixth Business Service
Group, Inc., a Florida corporation.

Item 7. Financial Statements and Exhibits.

3(i)    Articles of Incorporation

3(ii)   By laws

2.1     Agreement and Plan of Merger

2.2     Certificate of Merger

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Sixth Business Service Group, Inc.
                                  (Registrant)
 Date
 June 21, 2001
                                      /s/ Michael T. Williams, President
                                          Michael T. Williams, President